CLEARWATER INVESTMENT TRUST

CLEARWATER CORE EQUITY FUND

CLEARWATER SMALL COMPANIES FUND

CLEARWATER TAX-EXEMPT BOND FUND

CLEARWATER INTERNATIONAL FUND

SUPPLEMENT TO THE PROSPECTUS (“PROSPECTUS”)
DATED APRIL 30, 2015

The date of this Supplement is June 17, 2015

On June 4, 2015, John Keeley, a portfolio manager of Clearwater Small Companies Fund, passed away. Kevin M. Chin and Brian R. Keeley have replaced John Keeley as the Keeley Asset Management Corp. (“KAMCO”) portfolio managers for Clearwater Small Companies Fund. The Kennedy Capital Management, Inc. portfolio managers for Clearwater Small Companies Fund remain unchanged.

Additionally, effective May 31, 2015, Frederick T. Weyerhaeuser resigned from his position as Trustee and Secretary of Clearwater Investment Trust.

This Supplement amends the Prospectus as follows to reflect these changes and certain additional updates:

1.	The row corresponding to KAMCO in the table in the section titled “SUMMARY SECTION – Clearwater Small Companies Fund – Fund Adviser and Portfolio Managers” is deleted and replaced with the following:
Subadviser	Portfolio Managers	Period of Service
KAMCO	Kevin M. Chin Brian R. Keeley	Both have been portfolio managers of the Fund since 2015.
2.	The row corresponding to KAMCO in the table in the section titled “MANAGEMENT – The Portfolio Managers” is deleted and replaced with the following rows:
Fund	Subadviser	Portfolio Manager	Since	Past 5 years’ business experience
Small Companies Fund	KAMCO	Kevin M. Chin	2015	Kevin M. Chin joined KAMCO in 2013. Previously, Mr. Chin was a Senior Vice President and Portfolio Manager at Cramer Rosenthal McGlynn, LLC.
Small Companies Fund	KAMCO	Brian R. Keeley	2015	Brian R. Keeley is a Chartered Financial Analyst and joined KAMCO as a Vice President of Research in 2006. Prior to that, Mr. Keeley was a Vice President of Research and Trading at Mid-Continent Capital LLC.
3.	All references to Frederick T. Weyerhaeuser are deleted.
4.	In the section titled “OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS – Share Price,” the fourth paragraph is deleted and replaced with the following:

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The Funds may use a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. To the extent that a Fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by those investment companies. The prospectuses of the Funds explain the circumstances under which the Funds will use fair value pricing and the effects of using fair value pricing.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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CLEARWATER INVESTMENT TRUST

CLEARWATER CORE EQUITY FUND

CLEARWATER SMALL COMPANIES FUND

CLEARWATER TAX-EXEMPT BOND FUND

CLEARWATER INTERNATIONAL FUND

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED APRIL 30, 2015

The date of this Supplement is June 17, 2015.

On June 4, 2015, John Keeley, a portfolio manager of Clearwater Small Companies Fund, passed away. Kevin M. Chin and Brian R. Keeley have replaced John Keeley as the Keeley Asset Management Corp. (“KAMCO”) portfolio managers for Clearwater Small Companies Fund. The Kennedy Capital Management, Inc. portfolio managers for Clearwater Small Companies Fund remain unchanged.

Additionally, effective May 31, 2015, Frederick T. Weyerhaeuser resigned from his position as Trustee and Secretary of Clearwater Investment Trust.

This Supplement amends the Statement of Additional Information as follows to reflect these changes and certain additional updates:

1.	The first paragraph relating to KAMCO under the section titled “MANAGEMENT, ADVISORY AND OTHER SERVICES – Portfolio Subadvisers” is deleted and replaced with the following:

Keeley Asset Management Corp. Keeley Asset Management Corp. (“KAMCO”), an Illinois corporation, is a registered investment adviser under the Advisers Act. KAMCO entered into a subadvisory contract dated June 9, 2015 to manage a portion of the Small Companies Fund’s portfolio.

2.	The row corresponding to John Keeley in the table in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Other Accounts the Portfolio Managers are Managing” is deleted and replaced with the following rows:
Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager
Kevin M. Chin*	Small Companies Fund

Other Registered Investment Companies: 4 funds with approximately $2.7 billion in assets.

Other Pooled Investment Vehicles: none.

Other Accounts: 604 accounts with approximately $1.6 billion in assets.

Brian R. Keeley*	Small Companies Fund

Other Registered Investment Companies: 5 funds with approximately $2.8 billion in assets.

Other Pooled Investment Vehicles: none.

Other Accounts: 616 accounts with approximately $1.6 billion in assets.

* Data for this portion of the table is as of June 4, 2015.

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3.	In the table in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Conflicts of Interest,” the reference to John Keeley is deleted and replaced with the names of the new portfolio managers, Kevin M. Chin and Brian R. Keeley.
4.	The row corresponding to John Keeley in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Compensation Structure” is deleted and replaced with the following row:
Portfolio Manager	Fund	Compensation Structure
Kevin M. Chin Brian R. Keeley	Small Companies Fund	Messrs. Chin and Brian Keeley receive a fixed annual salary and are potentially eligible for a discretionary year-end bonus, as determined by the Compensation Committee of KAMCO’s parent company. The discretionary bonuses are tied to a multitude of factors, including a subjective review of each individual’s performance and the overall performance of KAMCO. Each portfolio manager’s formulaic bonuses are tied to the performance of certain funds versus their peer groups and benchmark indices, as well as an advisory fee revenue share component when certain asset level thresholds are exceeded.
5.	The row corresponding to John Keeley in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Share Ownership by Portfolio Managers” is deleted and replaced with the following rows:
Portfolio Manager	Fund	Ownership
Kevin M. Chin*	Small Companies Fund	A
Brian R. Keeley*	Small Companies Fund	A

* Data for this portion of the table is as of June 4, 2015.

6.	All references to Frederick T. Weyerhaeuser are deleted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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